Execution Version

Exhibit 10.3

EIGHTH AMENDMENT

EIGHTH AMENDMENT, dated as of September 10, 2021 (this “Amendment”), to the Credit Agreement, dated as of November 15, 2010 (as amended, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Universal Health Services, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested to amend the definition of “Adjusted LIBO Rate” to remove the reference to rounding the rate upwards, if necessary, to the next 1/16 of 1% effective as of August 24, 2021;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.Amendment to the Credit Agreement.

Effective as of August 24, 2021, Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of “Adjusted LIBO Rate” in its entirety with the following:

““Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.”

3.Effectiveness. This Amendment, shall become effective (retroactive to August 24, 2021, as provided in Section 2) as of the date (the “Eighth Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a)

The Administrative Agent shall have received the Amendment, dated as of the Eighth Amendment Effective Date,  duly executed and delivered by the Borrower, the Guarantors and each Lender to the Credit Agreement.

(b)

Each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement and other Loan Documents shall be true and correct in all material respects on and as of the Eighth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

(c)	No Default or Event of Default has occurred and is continuing on the Eighth Amendment Effective Date or after giving effect to the amendments contemplated herein.

(f)	The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented on or before the Eighth Amendment Effective Date.

4.Effect.  Except as expressly amended hereby and which shall take effect only on and after the Amendment, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.  This Amendment is a Loan Document.

5.Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

6.Ratification.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guarantee, the Collateral Agreement or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects as of the Eighth Amendment Effective Date.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 6.  Each of the Guarantors hereby further acknowledges that the Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guarantee.  Each Loan Party agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof.  Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations after giving effect to the transactions contemplated by this Amendment.

7.Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.Integration.  This Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.NO NOVATION.  This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement (except to the extent repaid as provided herein or in the Credit Agreement) or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents (except to the extent repaid as provided herein).  All of the Liens and security interests created and arising under any Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.

[Remainder of page left blank intentionally]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

UNIVERSAL HEALTH SERVICES, INC.

By: By: /s/    Steve Filton

Name: Steve Filton

Title: Executive Vice President, Chief Financial Officer and Secretary

UHS OF DELAWARE, INC.

By: By: /s/    Steve Filton

Name: Steve Filton

Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

LANCASTER HOSPITAL CORPORATION

MERION BUILDING MANAGEMENT, INC.

NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.

UHS HOLDING COMPANY, INC.

UHS OF CORNERSTONE, INC.

UHS OF CORNERSTONE HOLDINGS, INC.

UHS OF D.C., INC.

UHS-CORONA, INC.

UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.

VALLEY HOSPITAL MEDICAL CENTER, INC.

MCALLEN MEDICAL CENTER, INC.

SPARKS FAMILY HOSPITAL, INC.

UHS OF RIVER PARISHES, INC.

UHS OF TEXOMA, INC.

UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.

By:/s/    Steve Filton

Name: Steve Filton

Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

ABS LINCS SC, INC.

ABS LINCS VA, INC.

ALLIANCE HEALTH CENTER, INC.

ALTERNATIVE BEHAVIORAL SERVICES, INC.

ASCEND HEALTH CORPORATION

BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.

BHC ALHAMBRA HOSPITAL, INC.

BHC BELMONT PINES HOSPITAL, INC.

BHC FAIRFAX HOSPITAL, INC.

BHC FOX RUN HOSPITAL, INC.

BHC FREMONT HOSPITAL, INC.

BHC HEALTH SERVICES OF NEVADA, INC.

BHC HERITAGE OAKS HOSPITAL, INC.

BHC HOLDINGS, INC.

BHC INTERMOUNTAIN HOSPITAL, INC.

BHC MONTEVISTA HOSPITAL, INC.

BHC SIERRA VISTA HOSPITAL, INC.

BHC STREAMWOOD HOSPITAL, INC.

BRENTWOOD ACQUISITION, INC.

BRENTWOOD ACQUISITION - SHREVEPORT, INC.

BRYNN MARR HOSPITAL, INC.

CALVARY CENTER, INC.

CANYON RIDGE HOSPITAL, INC.

CCS/LANSING, INC.

CEDAR SPRINGS HOSPITAL, INC.

CHILDREN’S COMPREHENSIVE SERVICES, INC.

DEL AMO HOSPITAL, INC.

FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH

FORT LAUDERDALE HOSPITAL, INC.

FRN, INC.

FRONTLINE BEHAVIORAL HEALTH, INC.

GREAT PLAINS HOSPITAL, INC.

GULF COAST TREATMENT CENTER, INC.

H. C. CORPORATION

HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.

HAVENWYCK HOSPITAL INC.

HHC AUGUSTA, INC.

HHC DELAWARE, INC.

HHC INDIANA, INC.

HHC OHIO, INC.

HHC RIVER PARK, INC.

HHC SOUTH CAROLINA, INC.

HHC ST. SIMONS, INC.

HORIZON HEALTH AUSTIN, INC.

HORIZON HEALTH CORPORATION

HSA HILL CREST CORPORATION

KIDS BEHAVIORAL HEALTH OF UTAH, INC.

LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.

MERIDELL ACHIEVEMENT CENTER, INC.

MICHIGAN PSYCHIATRIC SERVICES, INC.

NORTH SPRING BEHAVIORAL HEALTHCARE, INC.

OAK PLAINS ACADEMY OF TENNESSEE, INC.

PARK HEALTHCARE COMPANY

PENNSYLVANIA CLINICAL SCHOOLS, INC.

PREMIER BEHAVIORAL SOLUTIONS, INC.

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.

PSYCHIATRIC SOLUTIONS, INC.

PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.

RAMSAY YOUTH SERVICES OF GEORGIA, INC.

RIVER OAKS, INC.

RIVEREDGE HOSPITAL HOLDINGS, INC.

SOUTHEASTERN HOSPITAL CORPORATION

SPRINGFIELD HOSPITAL, INC.

STONINGTON BEHAVIORAL HEALTH, INC.

SUMMIT OAKS HOSPITAL, INC.

TEMECULA VALLEY HOSPITAL, INC.

TEMPLE BEHAVIORAL HEALTHCARE HOSPITAL, INC.

TEXAS HOSPITAL HOLDINGS, INC.

THE ARBOUR, INC.

TWO RIVERS PSYCHIATRIC HOSPITAL, INC.

UHS CHILDREN SERVICES, INC.

UHS OF DENVER, INC.

UHS OF FAIRMOUNT, INC.

UHS OF FULLER, INC.

UHS OF GEORGIA, INC.

UHS OF GEORGIA HOLDINGS, INC.

UHS OF HAMPTON, INC.

UHS OF HARTGROVE, INC

UHS OF PARKWOOD, INC.

UHS OF PENNSYLVANIA, INC.

UHS OF PROVO CANYON, INC.

UHS OF PUERTO RICO, INC.

UHS OF SPRING MOUNTAIN, INC.

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF TIMBERLAWN, INC.

UHS OF TIMPANOGOS, INC.

UHS OF WESTWOOD PEMBROKE, INC.

UHS OF WYOMING, INC.

UHS SAHARA, INC.

UNITED HEALTHCARE OF HARDIN, INC.

WINDMOOR HEALTHCARE INC.

WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.

WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

UHS OF MADERA, INC.

By:/s/    Steve Filton

Name:Steve Filton

Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

AIKEN REGIONAL MEDICAL CENTERS, LLC

LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC

PALM POINT BEHAVIORAL HEALTH, LLC

TENNESSEE CLINICAL SCHOOLS, LLC

THE BRIDGEWAY, LLC

TURNING POINT CARE CENTER, LLC

UHS OF BENTON, LLC

UHS OF BOWLING GREEN, LLC

UHS OF GREENVILLE, LLC

UHS OF LAKESIDE, LLC

UHS OF PHOENIX, LLC

UHS OF RIDGE, LLC

UHS OF ROCKFORD, LLC

UHS OF TUCSON, LLC

UHS SUB III, LLC

UHSD, L.L.C.

WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton

Title:Executive Vice President, Secretary and Chief Financial            Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:/s/    Steve Filton

Name:Steve Filton

Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton

Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC
Its sole member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC
Its general partner

By: Universal Health Services, Inc.,

Its sole member

By:/s/    Steve Filton

Name:Steve Filton

Title:Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:/s/    Steve Filton

Name:Steve Filton

Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

GULPH MILLS ASSOCIATES, LLC

TBD ACQUISITION II, LLC

UHS KENTUCKY HOLDINGS, L.L.C.

UHS OF LANCASTER, LLC

UHS OF NEW ORLEANS, LLC

UHS OF OKLAHOMA, LLC

UHSL, L.L.C.

AZ HOLDING 4, LLC

UHS MIDWEST BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton

Title:Executive Vice President and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton

Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.

Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:/s/    Steve Filton

Name: Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OKLAHOMA CITY LLC

UHS OF SPRINGWOODS, L.L.C.

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.

Its sole member

By:/s/    Steve Filton

Name: Steve Filton
Title:Executive Vice President and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P.
Its sole member

By: UHS of Georgia, Inc.
Its general partner

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

DIAMOND GROVE CENTER, LLC

KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC

PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM,

LLC

SUNSTONE BEHAVIORAL HEALTH, LLC

TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

ATLANTIC SHORES HOSPITAL, L.L.C.
EMERALD COAST BEHAVIORAL HOSPITAL, LLC

OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

RAMSAY MANAGED CARE, LLC
SAMSON PROPERTIES, LLC
TBJ BEHAVIORAL CENTER, LLC
THREE RIVERS HEALTHCARE GROUP, LLC
WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH,

L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

BEHAVIORAL HEALTHCARE LLC

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

BHC PINNACLE POINTE HOSPITAL, LLC

BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC

HOLLY HILL HOSPITAL, LLC
LEBANON HOSPITAL PARTNERS, LLC
NORTHERN INDIANA PARTNERS, LLC

ROLLING HILLS HOSPITAL, LLC
VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

BHC MESILLA VALLEY HOSPITAL, LLC

BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC

CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

HHC PENNSYLVANIA, LLC

HHC POPLAR SPRINGS, LLC

KINGWOOD PINES HOSPITAL, LLC
SCHICK SHADEL OF FLORIDA, LLC

TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

HICKORY TRAIL HOSPITAL, L.P.
MILLWOOD HOSPITAL, L.P.

NEURO INSTITUTE OF AUSTIN, L.P.
TEXAS CYPRESS CREEK HOSPITAL, L.P.
TEXAS LAUREL RIDGE HOSPITAL, L.P.
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P.

TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: BHC Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

Behavioral Health Management, LLC

Behavioral Health Realty, LLC

CAT Realty, LLC

CAT Seattle, LLC

MAYHILL BEHAVIORAL HEALTH, LLC

Psychiatric Realty, LLC

RR RECOVERY, LLC

Salt Lake Behavioral Health, LLC

Salt Lake Psychiatric Realty, LLC

UBH OF OREGON, LLC

UBH of Phoenix, LLC

UBH of Phoenix Realty, LLC

University Behavioral Health of El Paso, LLC

By: Ascend Health Corporation
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

abs lincs ky, llc
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.

Its sole member

By:/s/    Steve Filton

Name: Steve Filton
Title:    Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHP LP

By: Island 77 LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

BEACH 77 LP

By: 2026 W. University Properties, LLC

Its general partner

By: Ascend Health Corporation

Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

DHP 2131 K ST, LLC

By: District Hospital Partners, L.P.

Its sole member

By: UHS of D.C., Inc.
Its general partner

By:/s/    Steve Filton

Name: Steve Filton
Title: Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

UHS FUNDING, LLC

By: UHS of Delaware, Inc.

Its majority member

By:/s/    Steve Filton

      Name: Steve Filton
      Title: Executive Vice President and Chief Financial Officer

By: Universal Health Services, Inc.

Its minority member

By:/s/    Steve Filton

       Name: Steve Filton
       Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

MILWAUKEE BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.

Its minority member

By:/s/    Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

By: UHS Funding, LLC

Its majority member

By: UHS of Delaware, Inc.

Its majority member

By:/s/    Steve Filton

Name: Steve Filton
Title: Executive Vice President and Chief Financial Officer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

FANNIN MANAGEMENT SERVICES, LLC

By: UHS of Texoma, Inc.
Its sole member

By:/s/    Steve Filton

Name:Steve Filton
Title:Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Dawn Lee Lum Name: Dawn Lee Lum Title: Executive Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

  Bank of America, N.A, as a Lender

By:	/s/ Joseph L Corah Name: Joseph L. Corah Title: Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ James W. Ford Name: James W. Ford Title: Managing Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Dan Martis Name: Dan Martis Title: Authorized Signatory

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jordan Harris Name: Jordan Harris Title: Managing Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

MIZUHO BANK, LTD, as a Lender

By:	/s/ John Davies Name: John Davies Title: Authorized Signatory

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

MUFG Bank, Ltd, as a Lender

By: /s/    Kevin Wood
Name: Kevin Wood
Title: Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

PNC Bank, National Association, as a Lender

By: /s/    Emad N. Antoan
Name: Emad N. Antoan
Title: Senior Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

TD Bank, N.A., as a Lender

By: /s/    Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

U.S. Bank National Association, as a Lender

By: /s/    Maria Massimino
Name: Maria Massimino
Title: Senior Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

Fifth Third Bank, National Association, as a Lender

By: /s/    Thomas Avery
Name: Thomas Avery
Title: Executive Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/    Gail Motonaga
Name: Gail Motonaga
Title: Executive Director

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/    Anthony B. Sendik
Name: Anthony B. Sendik
Title: Duly Authorized Signatory

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By: /s/    Tanille Ingle
Name: Tanille Ingle
Title: Vice President

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By: /s/    Alba Silston
Name: Alba Silston
Title: SVP

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]

Siemens Financial Services, Inc., as a Lender

By: /s/    Virginia Greaker
Name: Virginia Greaker
Title: Authorized Signer

By: /s/    Maria Levy
Name: Maria Levy
Title: Authorized Signer

[Signature Page to the Eighth Amendment to the UHS Credit Agreement]